Exhibit 99.1
West Bancorporation, Inc.'s presentation at the Howe Barnes Investments, Inc. Community Bank Conference on June 1, 2004

Slide 1:
West Bancorporation, Inc.

Howe Barnes Investments, Inc.
Community Bank Conference
June 1, 2004

Slide 2:
West Bancorporation, Inc.

         - Certain market and demographic information provided herein was obtained from SNL Financial, Inc. Certain peer group information was obtained from the Federal Reserve's Bank Holding Company Performance Report. West Bancorporation, Inc. did not prepare this information. The inclusion of this information is not and does not imply an affiliation, sponsorship, adoption, endorsement, approval, investigation, verification or monitoring by West Bancorporation, Inc. of any such information. In no event shall West Bancorporation, Inc. be responsible for such information or your use of such information. The information in this presentation does not constitute an offer to sell or solicitation of an offer to buy any security.

         - The information contained in this presentation may contain forward-looking statements about the Company's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, risks and uncertainties, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve Board, and customer's acceptance of the Company's products and services. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Slide 3:

Table of Contents

Section 1. West Bancorporation, Inc. Organizational Structure
Section 2. West Bancorporation, Inc. Financial Performance
Section 3. West Bank Financial Performance
Section 4. VMF Capital Overview
Section 5. Our Future

Slide 4:
West Bancorporation, Inc.

Section 1.
Organizational Structure

Slide 5:
West Bancorporation, Inc. and Wholly-owned Subsidiaries

                            West Bancorporation, Inc

West Bank                                  WB Capital Management Inc.

Slide 6:
West Bank

         -        Community bank founded in 1893

         -        Two metro markets

                     1) Des Moines - 8 locations

                     2) Iowa City - 2 locations

Slide 7:
WB Capital Management (d/b/a VMF Capital)

         -        Money manager founded in 1998

         -        Upper midwest market

         -        Offices in Cedar Rapids and Des Moines

Slide 8:
West Bancorporation, Inc. Leadership

                               Thomas E. Stanberry
                                   CEO - WTBA

Douglas R. Gulling            David R. Milligan           Scott Eltjes
EVP & CFO - WTBA              CEO - West Bank             Tom Meyers
                                                          Co-heads - VMF Capital

Brad L. Winterbottom          Joyce A. Chapman            Sharen K. Surber
President & Chief Lending     EVP - Administration        EVP - Operations
Officer

Slide 9:
West Bancorporation, Inc.

Section 2.
Financial Performance

Slide 10:
West Bancorporation, Inc.
(graph)

Net Income
(in $ millions)

1999             2000            2001            2002            2003          1Q 2004
----             ----            ----            ----            ----          -------
$15.0            $14.4           $15.7           $16.4           $17.3           $4.3

Slide 11:
West Bancorporation, Inc.
(graph)

Earnings Per Share

1999             2000            2001            2002            2003          1Q 2004
----             ----            ----            ----            ----          -------
$0.93            $0.93           $0.98           $1.02           $1.08           $0.27

Slide 12:
West Bancorporation, Inc.
(graph)

Return on Average Equity

                      1999            2000            2001            2002            2003
                      ----            ----            ----            ----            ----
WTBA                  24.50%          22.57%          20.99%          19.99%         19.48%
Peer                  13.24%          12.54%          11.88%          13.06%         13.76%

Slide 13:
West Bancorporation, Inc.
(graph)

Return on Average Assets

                      1999            2000            2001            2002            2003
                      ----            ----            ----            ----            ----
WTBA                  2.05%           1.77%           1.88%           1.95%           1.85%
Peer                  1.10%           1.07%           1.01%           1.11%           1.17%

Slide 14:
West Bancorporation, Inc.
(graph)

Dividend Payout Ratio

                      1999            2000            2001            2002            2003
                      ----            ----            ----            ----            ----
WTBA                   57%             64%             61%             61%             59%
Peer                   26%             28%             28%             24%             27%

Slide 15:
West Bancorporation, Inc.
(graph)

Dividends Paid per Share

1999               2000              2001             2002              2003
----               ----              ----             ----              ----
$0.53              $0.58             $0.60            $0.62             $0.64

Slide 16:
West Bancorporation, Inc.
(graph)

PE Ratio
(as of end of period)

1999             2000            2001            2002            2003           1Q 2004
----             ----            ----            ----            ----           -------
14.18            12.37           12.04           14.88           16.00           15.65

Slide 17:
West Bank

Section 3.
Key Attributes & Financial Performance

Slide 18:
West Bank Key Attributes

         -        Emphasis on small and medium sized businesses

         -        Relationship based

         -        Experienced local management

         -        Continuity of staff

         -        Strong financial performance

Slide 19:
West Bank

Financial Overview
(March 31, 2004)

Assets                $972 million
Loans                 $602 million
Deposits              $673 million
Equity                $ 89 million

Slide 20:
West Bank

Market Share - Des Moines
(Deposits - June 30, 2003)

Wells Fargo                            $4.425 billion
Principal Bank                         $1.826 billion
Bankers Trust Company                  $1.072 billion
Bank of America                        $  677 million
US Bank                                $  671 million
West Bank                              $  560 million
Commercial Federal                     $  403 million
Community State Bank                   $  308 million
First American Bank                    $  262 million
Iowa State Bank                        $  190 million

Slide 21:
West Bank

Market Share - Iowa City
(Deposits - June 30, 2003)

Hills Bank                             $672 million
Iowa State Bank - Iowa City            $374 million
US Bank                                $213 million
West Bank                              $ 94 million
Farmers & Merchants Savings            $ 43 million
Solon State Bank                       $ 41 million
Commercial Federal                     $ 41 million
Swisher Trust & Savings                $ 30 million
First Trust & Savings                  $ 24 million
Wells Fargo                            $ 16 million

Slide 22:
West Bank

Market Demographics


                                               2000-     2003-2008                                2003-2008
                                  2003          2003     Projected        2003      2000-2003     Projected
                    Market       Popula-        Pop.        Pop.         Median       Income        Income
    Market          Share          tion        Change      Change        Income       Change        Change
    ------          -----        -------       ------    ----------      -------    ---------     ---------
Des Moines          4.68%         469,000       2.85%       4.64%        $52,557      11.77%        16.07%
Iowa City           5.94%         115,000       4.04%       6.20%        $45,494      10.11%        12.52%
State of Iowa       1.26%       2,940,000       0.46%       0.75%        $43,815      10.03%        11.95%
National Average     n/a              n/a       3.28%       5.25%        $46,868       9.69%        13.57%

Slide 23:
West Bank
(graph)

Loan Portfolio
(As of March 31, 2004 - $ in millions)

Commercial              $263.1
Comm'l RE               $200.4
Construction            $ 51.8
Residential Mtg         $ 74.2
Consumer                $ 12.3

Slide 24:
West Bank
(graph)

Deposit Portfolio
(As of March 31, 2004 - $ in millions)

Noninterest Bearing DDA               $170.9
Interest Bearing Transaction          $276.1
Savings                               $ 90.2
Time                                  $136.0

Slide 25:
West Bank
(graph)

Non-performing Assets to Total Assets

                     1999          2000          2001          2002          2003        1Q 2004
                     ----          ----          ----          ----          ----        -------
WTBA                0.41%         0.31%         0.29%         0.27%         0.22%         0.29%
Peer                0.48%         0.51%         0.66%         0.66%         0.62%

Slide 26:
West Bank
(graph)

Net Charge-offs as a % of Average Loans

                     1999          2000          2001          2002          2003        1Q 2004
                     ----          ----          ----          ----          ----        -------
WTBA                0.03%         0.21%         0.21%         0.14%         0.05%         0.04%
Peer                0.19%         0.21%         0.25%         0.26%         0.25%

Slide 27:
West Bank
(graph)

Allowance as % of Average Loans

                     1999          2000          2001          2002          2003        1Q 2004
                     ----          ----          ----          ----          ----        -------
WTBA                0.93%         0.86%         0.86%         0.93%         1.13%         0.99%
Peer                1.28%         1.27%         1.29%         1.32%         1.38%

Slide 28:
VMF Capital

Section 4.
Overview

Slide 29:
VMF Capital

Overview

         - WB Capital Management Inc. formed in October 2003 as registered investment advisor

         -        Acquired assets of VMF Capital, LLC on October 1, 2003

         - Assets under management as of March 31, 2004 was approximately $725 million

         - Provides portfolio management services to individuals, retirement plans, corporations, foundations and endowments

         -        Specializes in domestic equity and fixed income strategies

         -        Minimum investment is generally $250,000 per account

Slide 30:
VMF Capital

Overview

Investment style

         -        Large cap

         -        Medium cap

         -        Small cap

         -        Tax-exempt fixed income

         -        Taxable fixed income

         -        Balanced

Slide 31:
West Bancorporation, Inc.

Section 5.
Our Future

Slide 32:
West Bancorporation Vision

West Bancorporation will be the best financial solutions company in Iowa

Slide 33:
West Bank People Mission

West Bank will provide a quality work environment that attracts, fairly compensates, retains and develops people who serve our clients with superior financial solutions

Slide 34:
West Bank Business Mission

West Bank will be the recognized leader for providing financial solutions and community service in our markets. We will build long-term customer relationships and focus personalized solutions on:

                  -        Small to medium sized businesses

                  - Associations, non-profit and governmental organizations

                  -        Wealth management and individual trust clients

                  -        Targeted individual consumer groups

                  -        Correspondent banks

Slide 35:
West Bancorporation Values

West Bancorporation will serve the best interest of its employees, communities and shareholders by working in partnership with our clients to provide superior financial solutions. We will ethically, aggressively and professionally serve the existing and future needs of our clients.

We will:

                  -        Place our clients' first

                  -        Demonstrate community leadership

                  -        Conduct ourselves with integrity and respect

                  - Provide a quality work environment that inspires our employees to work in partnership with our clients and each other

Slide 36:
2004 Initiatives

Our 2004 initiatives will focus on three strategic directions:

                  -        Human capital

                  -        Growth

                  -        Marketing

Slide 37:
2004 Initiatives

Human Capital - Strategic Goals

         - Ensure that all employees have the right work environment to do their jobs efficiently and effectively

         - Position West Bank employees for future growth as well as company and employee success

         - Develop a competitive compensation and recognition structure that is predicated upon objective measurement of performance

Slide 38:
2004 Initiatives

Growth - Strategic Goals

         - Implement a plan for organic growth from existing operations and resources

         - Implement a plan for growth through acquisitions with the following characteristics:

                  - Acquisitions will account for no more than 60% of the 5 year CAGR

                  -        No acquisition will dilute EPS on an annualized basis

Slide 39:
2004 Initiatives

Marketing - Strategic Goal

         - Enhance our business plan to support profitable and measurable growth targets through:

                  - Greater emphasis on new business development and customer retention

                  -        Better customer information systems

                  -        Expand targeted marketing

Slide 40:
2004 Initiatives

How will we measure success?

         -        Define financial benchmarks

                  -        Return on equity

                  -        Return on assets

                  -        Earning per share growth

                  -        Return to shareholders

         -        Customer satisfaction

         -        Market and wallet share